Endurance Specialty Holdings Ltd.

4th Quarter, 2005

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-
looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities
Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking
statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Overview

Return driven focus

Underwriting margin

Capital management

Specialized segment underwriting supported by centralized, leading edge technical resources

Diversification

Micro-cycle management

Data, analysis driven

Leading edge:

Data quality

Proprietary databases

Proprietary models

Utilization of vendor models

Underwriting insight

Quality people working together

Industry leading experts

38 actuaries and risk modelers

Superior infrastructure and financial control

Execution excellence

Endurance Strategy

Established one of the leading insurance/reinsurance markets in the industry

Global reinsurance

Bermuda based insurance products

Property insurance U.K./Europe

U.S. based specialty insurance

Management team with strong execution skills

Manages the key drivers of financial performance

Organic development of specialty lines of business

Strong capital management experience

Completed three value enhancing acquisitions without legacy risk

Management depth

What We Have Achieved

What We Have Achieved (continued)

Developed technical underwriting culture focused on achieving superior returns on equity

Goal is to generate 15%+ return on equity throughout the P&C cycle

Generated inception-to-date underwriting profit with a combined ratio of 96.7%, despite active hurricane seasons of 2004 and 2005 that included the industry’s largest insured loss in history

Seven of the ten costliest hurricanes of all time occurred in 2004 and 2005

10.0*

Wilma

2005

3.4

Georges

1998

3.7

Jeanne

2004

4.6

Frances

2004

4.7

Rita

2005

6.4

Hugo

1989

7.1

Ivan

2004

7.5

Charley

2004

20.8

Andrew

1992

34.4

Katrina

2005

Insured Loss ($, Billion)

Event

Year

Top 10 Hurricanes and Estimated Insured Loss

(Events that occurred prior to 2004 are adjusted to 2004 $)

Source: Property Claim Services (PCS).   * Midpoint of RMS estimate as PCS estimate not yet available.

Our Value Creation Levers

Specialist underwriting driven culture built around deep infrastructure, intellectual capital and technical skills

Strong execution of cycle management

Portfolio approach achieves capital efficiency and lower volatility of results

Scaleable systems

Proactively allocate capital by line of business to maximize return through changing market conditions

Focus on profit, not revenue

28.0

395.0%

194.1

123.2%

53.2

45.6%

281.2

70.8%

63.8

33.4%

307.6

71.0%

62.8

39.2%

-

-

Direct Property – Bermuda

Gross Premiums Written ($, M)

Loss Ratio

Treaty Property – U.S.

Gross Premiums Written ($, M)

Loss Ratio

YTD 2005

2004

2003

2002

Underwriting & Strategy

Strategy

Identify business segments with sufficient opportunities to apply expertise

Only underwrite risks that are susceptible to underwriting and actuarial analysis

Reallocate capital as different businesses become relatively less attractive

Net line underwriting with limited use of reinsurance

Culture

Understand the risk correlations within each segment and across portfolio to determine required margins

Identify risks within each segment that meet return thresholds

Apply technical resources at the front end to evaluate and select business

Control

Focus on target returns, not premiums

Monitor underwriting decisions on a live basis

Monitor emergence of results to corroborate assumptions

Underwriting Philosophy

Philosophy that is disciplined, consistent
and embraced by underwriting teams

Property
49%
Other
Specialty
7%
Casualty
44%

Reinsurance
76%
Insurance
24%

Severity Driven Risks

Property-Cat & Per Risk Treaty

Severity Driven Casualty Treaty

Excess Casualty

Professional Liability / E&O

Healthcare

Aviation

North American Direct Property

Underwriters: 48

Actuaries and Cat modelers: 18

Total Staff: 117

Non-U.S. Risks

International Property Treaty

International Casualty Treaty

European Direct Property

Marine and Energy

Underwriters: 28

Actuaries and Cat modelers: 7

Total Staff: 58

Frequency Driven Risks

Property Reinsurance

Casualty Reinsurance

Eight specialty reinsurance
segments

Underwriters: 36

Actuaries and Cat modelers:
13 (a)

Total Staff: 98

Endurance Specialty
Insurance Ltd.
(Bermuda)

Endurance Reinsurance
Corporation of America
(U.S.)

Endurance Worldwide
Insurance Limited
(U.K.)

Lines of Business: 1st 9 Months 2005 GPW = 1.6B (b)

Risk Exposure: 1st 9 Months 2005 GPW = $1.6B (b)

The Platforms and Business Lines

(a)

Includes two actuaries based in Endurance Services Limited

(b)

Prior to deposit accounting adjustments

Endurance U.S.

Insurance Operations

(U.S.)

Primary Casualty

Umbrella and Excess
Casualty

All Risk Property - Large
Accounts

DIC Property

Underwriters: 25

Total Staff: 40

84.7%

99.5%

89.1%

97.5%

58.6%

38.5%

93.9%

GAAP Combined Ratio

2004 Underwriting Results

$1,711,357

$222,020

$246,802

$441,256

$112,900

$247,009

$441,370

Gross Written Premiums

$1,632,600

$216,320

$235,621

$378,894

$102,780

$234,961

$464,024

Net Earned Premiums

85.8%

90.3%

82.1%

102.5%

68.1%

47.7%

95.1%

GAAP Combined Ratio

$1,173,947

$179,721

$173,266

$284,843

$65,408

$174,158

$296,551

Net Earned Premiums

$1,601,997

$258,593

$214,392

$390,265

$85,863

$183,594

$469,290

Gross Written Premiums

2003 Underwriting Results

122.9%

130.6%

80.9%

99.9%

236.4%

119.3%

139.6%

GAAP Combined Ratio

$1,106,792

$208,277

$158,138

$332,629

$59,845

$ 93,002

$254,901

Unearned Prem. Reserves

$1,361,998

$235,297

$190,636

$331,494

$78,509

$192,438

$333,624

Net Earned Premiums

$1,598,380

$317,350

$236,016

$384,439

$87,042

$232,300

$341,233

Gross Written Premiums

1st Nine Months 2005 Underwriting Results (a)

Total

Aerospace

and Other

Specialty

Casualty

Individual

Risk

Casualty

Treaty

Property

Individual

Risk

Property

Catastrophe

Property

Per Risk

Treaty

($ in thousands)

Underwriting – Summary Results

(a)

Prior to deposit accounting adjustments

Aero & Other Specialty 20%
Property Per Risk 21%
Property Cat 15%
Casualty Treaty 24%
Prop. Indivi. Risk 5%
Casualty Indivi. Risk 15%

U.S. Insurance 1%
Bermuda 43%
U.S. Reinsurance 40%
U.K. 16%

HPL 6%
Surety 3%
Prop. Per Risk 21%
Prop. CAT 15%
Marine 6%
Agric. 3%
Aerosp. 8%
Prop. Ind. Risk 5%
Work. Comp. 8%
Casualty Rein. 16%
XGL 6%
Prof. Lines 3%

Aon 23%
Marsh 27%
Willis 12%
Benfield 9%
Other 29%

SEC Segment & Subs. Distribution
1st Nine Months 2005 Premiums = $1.6B (a)

Risk Exposures

Major Lines & Distribution
1st Nine Months 2005 Premiums = $1.6B (a)

(a)

Prior to deposit accounting adjustments

SEC Segment & Subs. Distribution
1st Nine Months 2005 Premiums = $1.6B (a)

Aero & Property Per Other Risk Specialty 21% 20% Casualty Property Indivi. Risk Cat 15% 15% Prop. Casualty Indivi. Risk Treaty 5% 24% U.S. U.K. Insurance 16% 1% Bermuda 43% U.S. Reinsurance 40% HPL Surety 6% 3% Prop. Per Prof. Lines Risk 3% 21% XGL 6% Prop. CAT Casualty Rein. 15% 16% Marine Work. Comp. 6% 8% Agric. Prop. Ind. Aerosp. 3% Risk 8% 5% Aon Other 23% 29% Benfield 9% Marsh 27% Willis 12% 12

Risk Review – Portfolio Expected Risk Curve

Endurance – Underwriting Income Profile

In-Force Portfolio as of June 30, 2005

Underwriting Income - Amounts in Millions of USD

Expected
Result

U/W Ratio
80.0%

$365 M
Profit

U/W
Ratio
95.0%

1-in-10
Year
$99 M
Profit

U/W
Ratio
106.1%

1-in-25
Year
$99 M
Loss

U/W
Ratio
113.9%

1-in-50
Year
$240 M
Loss

U/W
Ratio
121.8%

1-in-100
Year
$382 M
Loss

U/W
Ratio
131.4%

1-in-250
Year
$556 M
Loss

U/W
Ratio
145.2%

1-in-500
Year
$808 M
Loss

This chart represents a cumulative simulation analysis of our in-force underwriting portfolio.  Portions to the right of the
y-axis represent simulated underwriting profit and those to the left underwriting losses.

Based on our business at June 30, 2005, there is approximately an 85% chance of a profitable underwriting result and a mean expected result of an 80% underwriting ratio and a $365 million underwriting profit.

We base our budget and forecasts off of the mean result, although the nature of the curve places the median result further to the right (i.e., more profitable).

We manage the tail of our exposures to limit our loss in a 1-in-100 year to 25% of our capital or less.

Financial Review

Summary Financial Performance ($ in thousands) Year Ended Year Ended Year Ended 9 Months Ended Dec. 31, Dec. 31, Dec. 31, Sept. 30, Income Statement 2002 2003 2004 2005 Gross Written Premiums $ 798,760 $ 1,601,997 $ 1,711,357 $ 1,598,380(a) Net Earned Premiums 369,489 1,173,947 1,632,600 1,361,998(a) Operating Income (Loss) 93,024 247,938 348,443 (163,340) Combined Ratio 86.2% 84.7% 85.8% 122.9% (a) Operating ROE 7.8% 17.3% 19.9% (9.6)% Balance Sheet Total Investments & Cash $ 1,663,249 $ 2,674,232 $ 3,940,353 $ 4,495,426 Reserve for Losses & Loss Exp. 200,840 833,158 1,549,661 2,529,035 Reserve for Unearned Prem. 403,305 824,685 897,605 1,106,792(a) Total Shareholders Equity 1,217,500 1,644,815 1,862,455 1,558,095 Debt / Total Capitalization 13.6% 5.9% 17.4% 20.1% (a) Prior to deposit accounting adjustments 15

Inception to Date Results Through 9/30 Are Profitable

Inception to Date Results Through 9/30 Are Profitable Under- Acq. Under- ($ in thousands) Net Earned Incurred Acquisition writing Loss Exp. Writing Premiums Losses Expenses Income Ratio Ratio Ratio Property Treaty $ 1,153,652 $ (849,626) $ (306,340) $ (2,314) 73.6% 26.6% 100.2% Treaty Catastrophe 716,380 (331,676) (86,113) 298,591 46.3% 12.0% 58.3% Casualty Treaty 1,079,586 (710,756) (280,452) 88,378 65.8% 26.0% 91.8% Property Individual Risk 280,605 (250,289) (32,175) (1,859) 89.2% 11.5% 100.7% Casualty Individual Risk 643,815 (424,859) (57,962) 160,994 66.0% 9.0% 75.0% Aerospace and Other Specialty 663,997 (530,207) (126,713) 7,077 79.9% 19.1% 98.9% 3,097,413) $ 4,538,035 $( $ (889,755) $ 550,867 68.3% 19.6% 87.9% General and Administrative Expenses (401,082) 8.8% Underwriting Income (a) $ 149,785 96.7% Net Investment Income 364,323 Net Realized Investment & Foreign Exchange Gains 23,271 Interest, Other Expenses & Deposit Accounting Adjustments (44,725) Income Tax Benefit 58,033 Inception to Date Net Income $ 550,687 Average Equity (b) $1,574,564 Annual Return on Average Equity Since Inception 9.2% (a) Before deposit accounting adjustments (b) Average Equity calculated as arithmetic average of beginning balance on December 14, 2001 and balance at June 30, 2005. o These results for just over 3 1/2 years include the impact of Hurricanes Katrina, Rita, Charley, Ivan, Frances and Jeanne, 6 of the 10 costliest hurricanes in recorded history.

These results for just over 3 ½ years include the impact of Hurricanes Katrina, Rita,
Charley, Ivan, Frances and Jeanne, 6 of the 10 costliest hurricanes in recorded history.

Impact of Recent Capital Transactions

(in thousands)	September 30, 2005 Actual	Common, Preferred & Debt Issuances	September 30, 2005 As Adjusted
Debt Outstanding			
Bank Debt	$ 143,500	(143,500)	-
Outstanding 7% Senior Notes, due 2034	247,797	-	247,797
Outstanding 6.15% Senior Notes, due 2015	-	197,978	197,978
Total Debt	**391,297**	**54,478**	**445,775**
Total Shareholders' Equity	**1,558,095**	**393,299**	**1,951,394**
Total Capitalization	**$ 1,949,392**	**$ 447,777**	**$ 2,397,169**
Debt to Total Capitalization	**20.1%**		**18.6%**
Debt + Hybrid to Total Capitalization	**20.1%**		**26.7%**

17

Endurance

Impact of Recent Capital Transactions

After quarter end, three capital market transactions were completed in 10 days

$200 million  ordinary shares $200 million perpetual preferred shares $200 million of Senior Notes. 17

Optimizing Operating and Investment Leverage

Operating Leverage (a)
0.31x
0.82x
0.93x
0.93x
0.91x
1.00x
2002
2003
2004
Q1 2005
Q2 2005
Q3 2005

Investment Leverage (b)
1.07x
1.48x
1.87x
2.14x
2.16x
2.48x
2002
2003
2004
Q1 2005
Q2 2005
Q3 2005

18

Endurance

Optimizing Operating and Investment LeverageOperating Leverage (a)Investment Leverage (b)(a)Operating leverage is calculated by dividing net premiums earned by average equity. (b)Investment leverage is calculated by dividing average invested assets by average equity. 18

Investment Income Growth

Cash and Invested Assets ($, billions)

$1.7
$2.7
$3.9
$4.5
2002
2003
2004
Sept. 30, 2005

Investment Income ($, millions)

$42.9
$71.0
$122.1
$172.3
2002
2003
2004
1st 9 months 2005, annualized

19

Endurance

Investment Income GrowthCash and Invested Assets ($, billions)Investment Income ($, millions)19

Return on Beginning Equity 21.6% 21.6% 8.8% 2002 2003 2004 1st 9 Months 2005 -9.2% 20

8.9%
6.9%

90.0% Combined Ratio
Unlevered Return on Capital

2.2:1.0 Investment Leverage
at 4.0% yield

Achieving Our Targets

Mid to High Teens Returns

0.7:1.0 Operating Leverage

Operating Assumptions

Projected 2006 ROE Component Build-Up*

15% +

* The Projected 2006 ROE Component Build-Up is purely illustrative and should not be construed as guidance for 2006 performance.

Capital Management Strategy

Increasing capital utilization

Strong organic growth

5 renewal rights/team transactions

Understanding capital utilization

Catastrophe exposure

Actuarial

Rating agency

Reducing Cost of Capital

$925 million multi-year debt facility

$250 million 30-year debt transaction

Significant increase in float (secondary, block trades)

Raised $600 million in new capital in response to Hurricanes Katrina and Rita

$200 million in common shares

$200 million 10-year debt transaction

$200 million perpetual preferred shares transaction

Optimized mix of capital to minimize the dilutive effect on existing shareholders

Returning excess capital

$264 million in stock repurchased as of 9/30/2005

3.2 million share repurchase authorization

$116 million in dividends paid as of 9/30/2005

The best measure of shareholder value creation is growth in book value per share

The price book multiple cannot be controlled

P/B versus ROE regression is biased towards stock buybacks

Stock buybacks above book value depress book value per share growth due to premium offset by reducing shares outstanding

Investors have no more than a two to three year time horizon

Breakeven point for P/B multiple for a buyback is two to three times expected ROE

Above that point, better to pay a special dividend

Analysis favors dividends when stock trades above 1.3x to 1.4x book

Dividends Versus Stock Buyback Philosophy

Observations Based on Analysis of Katrina and Rita

Diversification matters

Despite the enormity of these events, our inception-to-date combined ratio is 96.7%, including an 80% combined ratio on property catastrophe business and a 95% combined ratio on all property lines combined

Our corporate philosophy of allowing each type of business to be written in only one location (“Bright Lines”) served us well in identifying and limiting our loss, as well as communicating our ongoing posture in the market

Catastrophe simulation model performance varied by line of business

We have learned important lessons about how to fine-tune the models, but also key insights in how to avoid extrapolating too far from the original idea

We suffered a disproportionate loss on our Property Individual Risk business written out of Bermuda (3% of our premium developed 25% of our Katrina loss)

It has become clear that large global and national account schedules now saturate most urban areas, and hyper-correlate with treaty reinsurance in extreme events

Limited use of reinsurance means our prospective risk profile needs adjustment, but not drastic reductions

Actions Based on These Observations

We will shift toward a lower, more certain catastrophic risk profile

We will be adjusting the frequency assumptions in the catastrophe models to reflect current climate conditions

We will be increasing our underwriting margin requirements to reflect new insights in the amounts of capital required for backing many of our business segments

We are already developing new risk management tools to fill gaps in existing catastrophe models (including flood exposure and location-by-
location aggregation tools)

Key opportunities for Endurance

U.S. on-shore Property Individual Risk insurance

Property Catastrophe reinsurance

Property Per Risk Treaty reinsurance

Conclusion

Conclusion

Built strong, technical, underwriting based culture that is focused on profit, not revenue

Created robust controls, systems, and infrastructure

Value enhancement through capital management and enhancing
acquisitions

Goal is to generate 15%+ growth in book value throughout the cycle

Demonstrated ability to create shareholder value with significant future upside, in spite of extreme frequency and severity of recent natural catastrophes

Well positioned with strong capitalization, balance sheet quality and diversified strategy to take advantage of market opportunities